UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 14, 2006

                               ANGIOGENEX, INC.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                   000-26181            86-0945116
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

             425 Madison Ave., Ste. 902, New York, NY 10025
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                (Address of principal executive offices)

                             (212) 874-6608
                       ---------------------------
                       (Issuer's telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

On December 14, 2006, the Company received clearance from the NASD for quotation on the Over-The-Counter Bulletin Board ("OTCBB"). The Company's stock will trade under the symbol AGGX.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AngioGenex, Inc.
                                -----------------------
                                      Registrant

                                By: /s/ Martin Murray
                                ------------------------------------
                                 Name:  Martin Murray
                                Title:  Chief Financial Officer

Dated:  December 18, 2006

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